Exhibit 99.1

AvidXchange Announces Fourth Quarter 2022 Financial Results

--Broad-based demand across verticals drives year over year Q4’22 revenue growth of 24.4%, 23.3% organically

--Combination of strong revenue growth, gross profit expansion and expense control substantially narrow year over year Q4’22 operating and adjusted EBITDA losses

--Projecting accelerated path to adjusted EBITDA profitability in 2023 versus a previous target of 2024

--Strong financial performance and financial strength drive debt reduction and lower cost refinancing

--Introducing 2023 business outlook

Charlotte, N.C. –March 1, 2023 – AvidXchange Holdings, Inc. (Nasdaq: AVDX), a leading provider of accounts payable (AP) automation software and payment solutions for middle market businesses and their suppliers, today announced financial results for the fourth quarter ended December 31, 2022.

“We are ending 2022 on the back of another solid quarter of operating and financial results amid continued macroeconomic uncertainty. This marks our sixth straight quarter of strong operational and financial performance relative to internal expectations. With a full year of public company performance and operating track record behind us, we believe we are well positioned entering 2023. This is underscored by the acceleration in our projected path to adjusted EBITDA breakeven to 2023 from 2024, a strong balance sheet and greater agility to our organizational structure. At the same time, we continue to support our middle market customers through our innovative out-of-the-box AP and payment automation solutions to help them counter cost and demand pressures. Given our large and underpenetrated addressable market, we believe that the trend toward digital transformation of a labor-intensive AP and payments solution process remains intact over the long-term even if it that trend somewhat moderates in the near term due to macro forces,” said Michael Praeger, CEO & Co-Founder of AvidXchange.

Fourth Quarter 2022 Financial Highlights:

•
Total revenue was $86.2 million, an increase of 24.4% year-over-year, compared with $69.3 million in the fourth quarter of 2021.
•
GAAP net loss was $(25.0) million, compared with a GAAP net loss of $(72.1) million in the fourth quarter of 2021.
•
Non-GAAP net loss was $(7.4) million, compared with a Non-GAAP net loss of $(17.7) million in the fourth quarter of 2021.
•
GAAP gross profit was $49.9 million, or 57.9% of total revenue, compared with $35.2 million, or 50.8% of revenue in the fourth quarter of 2021.
•
Non-GAAP gross profit was $56.0 million, or 64.9% of total revenue, compared with $43.1 million, or 62.2% of revenue in the fourth quarter of 2021.
•
Adjusted EBITDA was $(1.3) million compared with $(8.2) million in the fourth quarter of 2021.

Full Year 2022 Financial Highlights:

•
Total revenue was $316.4 million, an increase of 27.4% year-over-year, compared with $248.4 million in 2021.
•
GAAP net loss was $(101.3) million, compared with a GAAP net loss of $(199.6) million in 2021.

•
Non-GAAP net loss was $(47.1) million, compared with a Non-GAAP net loss of $(63.5) million in 2021.
•
GAAP gross profit was $179.5 million, or 56.7% of total revenue, compared with $128.8 million, or 51.9% of revenue in 2021.
•
Non-GAAP gross profit was $202.6 million, or 64.0% of total revenue, compared with $151.1 million, or 60.8% of revenue in 2021.
•
Adjusted EBITDA was $(15.3) million compared with $(26.2) million in 2021.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Measures and Other Performance Metrics"

Fourth Quarter & Full Year 2022 Key Business Metrics and Highlights:

•
Total transactions processed in the fourth quarter of 2022 were 18.0 million, an increase of 9.2% from 16.5 million in the fourth quarter of 2021.
•
Total payment volume in the fourth quarter of 2022 was $18.3 billion, an increase of 21.2% from $15.1 billion in the fourth quarter of 2021.
•
Transaction yield in the fourth quarter of 2022 was $4.79, an increase of 13.8% from $4.21 in the fourth quarter of 2021.
•
Total transactions processed in 2022 were 70.2 million, an increase of 12.3% from 62.5 million in 2021.
•
Total payment volume in 2022 was $68.2 billion, an increase of 30.9% from $52.1 billion in 2021.
•
Transaction yield in 2022 was $4.51, an increase of 13.3% from $3.98 in 2021.

Full Year 2023 Financial Outlook

As of March 1, 2023, AvidXchange anticipates its Full Year 2023 revenue and adjusted EBITDA to be in the following ranges (in millions):

Current FY 2023 Guidance
Revenue	$359.0 - $366.0
Adjusted EBITDA(1)	$0 - $3.5

(1)
A reconciliation of adjusted EBITDA to GAAP net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Earnings Teleconference Information

AvidXchange will discuss its fourth quarter 2022 financial results during a teleconference today, March 1, 2023, at 10:00 AM ET. The call will be broadcast simultaneously via webcast at https://ir.avidxchange.com/. Following the completion of the call, a recorded replay of the webcast will be available on AvidXchange’s website. In addition to the conference call, supplemental information is available on the Investor Relations section of AvidXchange’s website at https://ir.avidxchange.com/.

About AvidXchange™

AvidXchange is a leading provider of accounts payable (“AP”) automation software and payment solutions for middle market businesses and their suppliers. AvidXchange’s software-as-a-service-based, end-to-end software and payment platform digitizes and automates the AP workflows for more than 8,800 businesses and it has made payments to more than 965,000 supplier customers of its buyers over the past five years. To learn more about how AvidXchange is transforming the way companies pay their bills, visit www.AvidXchange.com

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements generally relate to future events or our future financial or operating performance and often contain words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “future,” “likely,” “may,” “should,” “will” and similar words and phrases indicating future results. The information presented in this press release related to our expectations of future performance, including guidance for our revenue and adjusted EBITDA for the full year 2023, statements related to the significance of our string of quarterly results having beaten expectations, the agility of our organizational structure, the speed of digital transformation in our addressable markets, the acceleration of our path to breakeven, and other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements.

Factors which could cause actual results or effects to differ materially from those reflected in forward-looking statements include, but are not limited to, the risk factors and other cautionary statements described, from time to time, in AvidXchange’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, AvidXchange’s Annual Report on Form 10-K and other documents filed with the SEC, which may be obtained on the investor relations section of our website (https://ir.avidxchange.com/) and on the SEC website at www.sec.gov. Any forward-looking statements made by us in this press release are based only on information currently available to us and speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under the federal securities laws.

Non-GAAP Measures and Other Performance Metrics

To supplement the financial measures presented in our press release and related conference call in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Non-GAAP Gross Profit, Adjusted EBITDA, and Non-GAAP Net Loss.

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with

GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Non-GAAP Gross Profit, Adjusted EBITDA, and Non-GAAP Net Loss in this press release. We define Non-GAAP Gross Profit as revenue less cost of revenue excluding the portion of depreciation and amortization and stock-based compensation expense allocated to cost of revenues. We define Adjusted EBITDA as our net loss before depreciation and amortization, impairment and write-off of intangible assets, interest income and expense, income tax expense (benefit), stock-based compensation expense, transaction and acquisition-related costs expensed, change in fair value of derivative instrument, non-recurring items not indicative of ongoing operations, and charitable contributions of common stock. We define Non-GAAP Net Loss as net loss before amortization of acquired intangible assets, impairment and write-off of intangible assets, stock-based compensation expense, transaction and acquisition-related costs expensed, change in fair value of derivative instrument, non-recurring items not indicative of ongoing operations, income tax expense (benefit), and charitable contributions of common stock.

We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.

Investor Contact:

Subhaash Kumar

Skumar1@avidxchange.com

813.760.2309

AvidXchange Holdings, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenues	$86,175	$69,265	$316,350	$248,409
Cost of revenues (exclusive of depreciation and amortization expense)	31,188	28,747	117,864	100,090
Operating expenses
Sales and marketing	19,805	19,763	77,733	63,939
Research and development	21,729	21,922	83,905	65,147
General and administrative	28,680	50,319	91,384	95,817
Impairment and write-off of intangible assets	-	838	-	1,412
Depreciation and amortization	8,458	8,404	32,842	30,738
Total operating expenses	78,672	101,246	285,864	257,053
Loss from operations	(23,685)	(60,728)	(87,378)	(108,734)
Other income (expense)
Interest income	4,258	329	7,164	661
Interest expense	(5,488)	(5,123)	(20,749)	(20,108)
Change in fair value of derivative instrument	-	(11,438)	-	(26,128)
Charge for amending financing advisory engagement letter - related party	-	-	-	(50,000)
Other expenses	(1,230)	(16,232)	(13,585)	(95,575)
Loss before income taxes	(24,915)	(76,960)	(100,963)	(204,309)
Income tax expense (benefit)	114	(4,863)	321	(4,660)
Net loss	$(25,029)	$(72,097)	$(101,284)	$(199,649)

Deemed dividend on preferred stock	-	(9,500)	-	(9,500)
Accretion of convertible preferred stock	-	(724)	-	(15,141)
Net loss attributable to common stockholders	$(25,029)	$(82,321)	$(101,284)	$(224,290)
Net loss per share attributable to common stockholders, basic and diluted	$(0.13)	$(0.47)	$(0.51)	$(2.64)
Weighted average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted	199,041,867	175,401,322	198,045,805	85,061,417

AvidXchange Holdings, Inc.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of December 31,
	2022	2021
Assets
Current assets
Cash and cash equivalents	$350,563	$562,817
Restricted funds held for customers	1,283,824	1,242,346
Marketable securities	110,986	-
Accounts receivable, net of allowances of $3,123 and $2,283, respectively	39,668	30,965
Supplier advances receivable, net of allowances of $1,872 and $1,105, respectively	10,016	11,520
Prepaid expenses and other current assets	12,561	10,237
Total current assets	1,807,618	1,857,885
Property and equipment, net	103,892	106,227
Operating lease right-of-use assets	2,343	3,278
Deferred customer origination costs, net	28,284	28,276
Goodwill	165,921	165,921
Intangible assets, net	98,749	100,455
Other noncurrent assets and deposits	5,189	4,261
Total assets	$2,211,996	$2,266,303
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$13,453	$17,142
Accrued expenses	73,535	56,082
Payment service obligations	1,283,824	1,242,346
Deferred revenue	12,063	9,530
Current portion of contingent consideration	-	688
Current maturities of lease obligations under finance leases	477	670
Current maturities of lease obligations under operating leases	1,380	1,048
Current maturities of long-term debt	6,425	4,800
Total current liabilities	1,391,157	1,332,306
Long-term liabilities
Deferred revenue, less current	17,487	20,350
Contingent consideration, less current portion	70	70
Obligations under finance leases, less current maturities	61,974	61,172
Obligations under operating leases, less current maturities	4,657	3,448
Long-term debt	75,912	119,880
Other long-term liabilities	3,295	6,022
Total liabilities	1,554,552	1,543,248
Commitments and contingencies
Stockholders' equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized, no shares issued and outstanding as of December 31, 2022 and 2021	-	-
Common stock, $0.001 par value; 1,600,000,000 shares authorized as of December 31, 2022 and 2021; 199,433,998 and 196,804,844 shares issued and outstanding as of December 31, 2022 and 2021, respectively	199	197
Additional paid-in capital	1,632,080	1,594,780
Accumulated deficit	(974,835)	(871,922)
Total stockholders' equity	657,444	723,055
Total liabilities and stockholders' equity	$2,211,996	$2,266,303

AvidXchange Holdings, Inc.

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2022	2021	2020
Cash flows from operating activities
Net loss	$(101,284)	$(199,649)	$(101,246)
Adjustments to reconcile net loss to net cash used by operating activities
Depreciation and amortization expense	32,842	30,738	27,514
Amortization of deferred financing costs	1,357	1,357	1,182
Provision for doubtful accounts	4,989	2,147	1,442
Stock-based compensation	31,838	21,428	1,630
Fair value adjustment of contingent consideration	-	(122)	-
Warrants vested in connection with consulting services	-	-	101
Accrued interest	815	881	913
Impairment and write-off on intangible and right-of-use assets	2,777	1,412	997
Loss on fixed asset disposal	36	36	14
Amortization of investments held to maturity	(2,108)	-	-
Debt extinguishment loss	1,579	-	-
Value of donated common stock	1,473	4,143	-
Noncash expense on contract modification - related party	-	50,000	-
Fair value adjustment to derivative instrument	-	26,128	7,537
Deferred income taxes	216	(4,728)	181
Changes in operating assets and liabilities
Accounts receivable	(10,289)	(4,713)	(5,711)
Prepaid expenses and other current assets	(2,324)	(1,759)	(1,245)
Other noncurrent assets	(707)	(2,367)	359
Deferred customer origination costs	(8)	(4,152)	(2,876)
Accounts payable	(3,385)	(12,377)	14,149
Deferred revenue	(330)	21,910	289
Accrued expenses and other liabilities	14,036	1,560	11,619
Operating lease liabilities	(224)	(540)	(978)
Total adjustments	72,583	130,982	57,117
Net cash used in operating activities	(28,701)	(68,667)	(44,129)
Cash flows from investing activities
Purchases of equipment	(3,149)	(1,395)	(703)
Purchases of real estate	(767)	(14,050)	25
Purchases of intangible assets	(24,655)	(16,931)	(11,346)
Proceeds from sales of property and equipment	-	5	-
Purchases of short-term investments held to maturity	(385,022)	-	-
Proceeds from maturity of short-term investments held to maturity	276,144	-	-
Acquisition of business, net of cash acquired	-	(46,089)	(19,829)
Contingent consideration and deferred obligation payments near acquisition date	-	(1,292)	-
Supplier advances, net	(2,899)	(4,355)	(4,707)
Net cash used in investing activities	(140,348)	(84,107)	(36,560)

Cash flows from financing activities
Proceeds from issuance of common stock upon initial public offering, net of underwriting discounts and commissions and other offering costs, including exercise of overallotment option	-	627,981	-
Proceeds from the issuance of long-term debt	67,367	3,471	4,472
Repayments of long-term debt	(106,390)	-	-
Principal payments on land promissory note	(4,800)	(1,000)	(1,000)
Principal payments on finance leases	(844)	(1,139)	(1,582)
Proceeds from issuance of preferred and common stock	1,448	2,820	322,288
Proceeds from issuance of shares under ESPP	1,570	-	-
Common stock repurchased	-	-	(148,763)
Convertible preferred stock redeemed	-	(169,000)	(46,980)
Transaction costs related to issuance of stock	-	-	(1,327)
Transaction costs related to issuance of stock - related party	-	-	(19,227)
Debt issuance costs	(1,212)	-	-
Payment on earn-out agreement	(344)	-	-
Payment service obligations	41,478	1,104,726	85,913
Net cash (used in) provided by financing activities	(1,727)	1,567,859	193,794
Net (decrease) increase in cash, cash equivalents, and restricted funds held for customers	(170,776)	1,415,085	113,105
Cash, cash equivalents, and restricted funds held for customers
Cash, cash equivalents, and restricted funds held for customers, beginning of year	1,805,163	390,078	276,973
Cash, cash equivalents, and restricted funds held for customers, end of year	$1,634,387	$1,805,163	$390,078
Supplementary information of noncash investing and financing activities
Right-of-use assets obtained in exchange for new finance lease obligations	$712	$174	$544
Right-of-use assets obtained in exchange for new operating lease obligations	2,831	877	163
Purchase of real estate in exchange for promissory note	-	21,500	-
Common stock issued on conversion of convertible preferred stock and convertible common stock liability	-	724,649	-
Common stock issued in business combination	-	31,000	5,988
Common stock issued as contingent consideration	344	500	-
Initial fair value of contingent consideration and deferred payment obligation at acquisition date	-	2,672	-
Property and equipment and intangible asset purchases in accounts payable and accrued expenses	400	768	-
Interest paid on notes payable	12,880	10,486	10,798
Interest paid on finance leases	5,774	7,384	7,187
Options issued in connection with bonus compensation	-	49	-

AvidXchange Holdings, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Reconciliation from Revenue to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
Total revenues	$86,175	$69,265	$316,350	$248,409
Expenses:
Cost of revenues (exclusive of depreciation and amortization expense)	(31,188)	(28,747)	(117,864)	(100,090)
Depreciation and amortization expense	(5,074)	(5,327)	(19,004)	(19,498)
GAAP Gross profit	$49,913	$35,191	$179,482	$128,821
Adjustments:
Stock-based compensation expense	983	2,545	4,113	2,775
Depreciation and amortization expense	5,074	5,327	19,004	19,498
Non-GAAP gross profit	$55,970	$43,063	$202,599	$151,094
GAAP Gross margin	57.9%	50.8%	56.7%	51.9%
Non-GAAP gross margin	64.9%	62.2%	64.0%	60.8%

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(25,029)	$(72,097)	$(101,284)	$(199,649)
Amortization of acquired intangible assets	3,623	3,675	14,575	12,856
Impairment and write-off of intangible assets	-	838	-	1,412
Income tax expense (benefit)	114	(4,863)	321	(4,660)
Stock-based compensation expense	8,071	18,319	31,838	21,428
Transaction and acquisition-related costs	1,708	17,241	1,988	20,949
Change in fair value of derivative instrument	-	11,438	-	26,128
Non-recurring items not indicative of ongoing operations (1)	2,659	3,628	3,945	53,852
Charitable contribution of stock	1,473	4,143	1,473	4,143
Total net adjustments	17,648	54,419	54,140	136,108
Non-GAAP net loss	$(7,381)	$(17,678)	$(47,144)	$(63,541)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(25,029)	$(72,097)	$(101,284)	$(199,649)
Depreciation and amortization	8,458	8,404	32,842	30,738
Impairment and write-off of intangible assets	-	838	-	1,412
Interest income	(4,258)	(329)	(7,164)	(661)
Interest expense	5,488	5,123	20,749	20,108
Income tax expense (benefit)	114	(4,863)	321	(4,660)
Stock-based compensation expense	8,071	18,319	31,838	21,428
Transaction and acquisition-related costs	1,708	17,241	1,988	20,949
Change in fair value of derivative instrument	-	11,438	-	26,128
Non-recurring items not indicative of ongoing operations (1)	2,659	3,628	3,945	53,852
Charitable contribution of stock	1,473	4,143	1,473	4,143
Adjusted EBITDA	$(1,316)	$(8,155)	$(15,292)	$(26,212)

Reconciliation from Revenue Growth to Organic Revenue Growth:
Revenues	$86,175	$69,265	$316,350	$248,409
Less: Revenues from acquisitions (2)	(776)	-	(9,447)	-
Organic revenues	$85,399	$69,265	$306,903	$248,409
Revenue growth	24.4%		27.4%
Organic revenue growth	23.3%		23.5%

(1)  For the three months ended December 31, 2022, includes $2,777 related to impairment of ROU asset. For the twelve months ended December 31, 2022, includes $1,526 of restructuring costs and a benefit of $308 for a liability release related to the FastPay acquisition that closed in July 2021.

(2) Acquisitions include FastPay and PayClearly, which were not in the prior year comparable periods.